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Exhibit 24

POWER OF ATTORNEY

        The person whose signature appears below does hereby make, constitute and appoint Ralph A. Ford, Susan Hobson-Kus and Dennis M. Thompson and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of SIRVA, Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's Common Stock, par value $.01 ("Common Stock"), in connection with the SIRVA, Inc. Omnibus Stock Incentive Plan and the SIRVA, Inc. Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

/s/ JAMES W. ROGERS Name: James W. Rogers

Exhibit 24

POWER OF ATTORNEY

        The person whose signature appears below does hereby make, constitute and appoint Ralph A. Ford, Susan Hobson-Kus and Dennis M. Thompson and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of SIRVA, Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's Common Stock, par value $.01 ("Common Stock"), in connection with the SIRVA, Inc. Omnibus Stock Incentive Plan and the SIRVA, Inc. Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

/s/ KATHLEEN J. AFFELDT Name: Kathleen J. Affeldt

Exhibit 24

POWER OF ATTORNEY

        The person whose signature appears below does hereby make, constitute and appoint Ralph A. Ford, Susan Hobson-Kus and Dennis M. Thompson and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of SIRVA, Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's Common Stock, par value $.01 ("Common Stock"), in connection with the SIRVA, Inc. Omnibus Stock Incentive Plan and the SIRVA, Inc. Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

/s/ ROBERT J. DELLINGER Name: Robert J. Dellinger

Exhibit 24

POWER OF ATTORNEY

        The person whose signature appears below does hereby make, constitute and appoint Ralph A. Ford, Susan Hobson-Kus and Dennis M. Thompson and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of SIRVA, Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's Common Stock, par value $.01 ("Common Stock"), in connection with the SIRVA, Inc. Omnibus Stock Incentive Plan and the SIRVA, Inc. Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

/s/ SIR JEREMY MACKENZIE Name: Sir Jeremy Mackenzie

Exhibit 24

POWER OF ATTORNEY

        The person whose signature appears below does hereby make, constitute and appoint Ralph A. Ford, Susan Hobson-Kus and Dennis M. Thompson and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of SIRVA, Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's Common Stock, par value $.01 ("Common Stock"), in connection with the SIRVA, Inc. Omnibus Stock Incentive Plan and the SIRVA, Inc. Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

/s/ EDWARD H. ORZETTI Name: Edward H. Orzetti

Exhibit 24

POWER OF ATTORNEY

        The person whose signature appears below does hereby make, constitute and appoint Ralph A. Ford, Susan Hobson-Kus and Dennis M. Thompson and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of SIRVA, Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's Common Stock, par value $.01 ("Common Stock"), in connection with the SIRVA, Inc. Omnibus Stock Incentive Plan and the SIRVA, Inc. Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

/s/ RICHARD J. SCHNALL Name: Richard J. Schnall

Exhibit 24

POWER OF ATTORNEY

        The person whose signature appears below does hereby make, constitute and appoint Ralph A. Ford, Susan Hobson-Kus and Dennis M. Thompson and each of them, with full power to act without the others, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as a director or officer of SIRVA, Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's Common Stock, par value $.01 ("Common Stock"), in connection with the SIRVA, Inc. Omnibus Stock Incentive Plan and the SIRVA, Inc. Stock Incentive Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of November, 2003.

/s/ CARL T. STOCKER Name: Carl T. Stocker

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